SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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ING VARIABLE PORTFOLIOS, INC.
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ING U.S. BOND INDEX PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 25, 2012

Dear Shareholder:

On behalf of the Board of Directors (the “Board”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING U.S. Bond Index Portfolio (the “Portfolio”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on July 10, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of the Portfolio will be asked to approve new investment sub-advisory contract with ING Investment Management Co. LLC.

 Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement.  The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than July 9, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING U.S. BOND INDEX PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for July 10, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING U.S. Bond Index Portfolio (the “Portfolio”) is scheduled for 10:00 A.M., Local time on July 10, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

1.               To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser, and ING Investment Management Co. LLC; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board of Directors recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on April 11, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than July 9, 2012, the enclosed Proxy Ballot or Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted.  Proxies or voting instructions may be revoked at any time before they are exercised by submitting a revised Proxy Ballot or Voting Instruction Card, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Directors

Theresa K. Kelety
Secretary
May 25, 2012

PROXY STATEMENT

ING U.S. BOND INDEX PORTFOLIO

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

Scheduled for July 10, 2012

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on July 10, 2012

This Proxy Statement and Notice of Special Meeting are available at:

www.proxyvote.com/ing

INTRODUCTION

What is happening?

On December 15, 2011, the Board of Directors (the “Board”) of ING U.S. Bond Index Portfolio (the “Portfolio”) terminated the Portfolio’s prior sub-advisory agreement with Neuberger Berman Fixed Income LLC (“Neuberger”) and approved the appointment of ING Investment Management Co. LLC (“ING IM”) as the sub-adviser to the Portfolio pursuant to an interim sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”) and ING IM (the “Interim Sub-Advisory Agreement”), effective February 21, 2012.  The Interim Sub-Advisory Agreement will be in effect for a 150-day period from February 21, 2012 or until shareholder approval of a proposed “permanent” sub-advisory agreement (“Proposed Sub-Advisory Agreement”) is obtained.

Why did you send me this booklet?

Shares of the Portfolio have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company through its separate accounts (“Separate Accounts”) to serve as investment options under your variable annuity and/or variable life contract (“Variable Contracts”).

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot or Voting Instruction Card.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

The Separate Accounts and Qualified Plans or their trustees, as record owners of the Portfolio’s shares are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or Separate Account, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted.  For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on the Proposal, unless the context indicates otherwise.  Similarly, for ease of reading, references to “voting” or “vote” do not refer to the technical vote but

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rather to the voting instructions provided by Variable Contracts Holders or Plan Participants.

What Proposals are being considered at the Special Meeting?

At the special meeting of shareholders (the “Special Meeting”) shareholders will be asked to approve a new sub-advisory agreement between the Adviser and ING IM.

Who is eligible to vote?

Shareholders holding an investment in shares of the Portfolio as of the close of business on April 11, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Voting Instructions Card promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  To vote by telephone or Internet, follow the voting instructions as outlined on your Voting Instructions Card.  These options require shareholders to input a control number, which is located on your Voting Instructions Card.  After entering this number, shareholders will be prompted to provide their voting instructions on the Proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.  Joint owners must each sign the Voting Instruction Card.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may submit by mail the Voting Instruction Card originally sent with this Proxy Statement or attend the Special Meeting in person.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposal.

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When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on July 10, 2012, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about a Portfolio?

Should you have any questions about the Portfolio, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/vp/literature or by contacting the Portfolio at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

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PROPOSAL ONE — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is Proposal One?

Shareholders of the Portfolio are being asked to approve the Proposed Sub-Advisory Agreement between ING Investments and ING IM.

On December 15, 2011, the Board of the Portfolio terminated the Portfolio’s prior sub-advisory agreement with Neuberger and approved the appointment of ING IM as the sub-adviser to the Portfolio pursuant to the Interim Sub-Advisory Agreement, effective February 21, 2012.  The Interim Sub-Advisory Agreement will be in effect for a 150-day period from February 21, 2012 or until shareholder approval of the Proposed Sub-Advisory Agreement is obtained.

If Proposal One is approved by shareholders, the Proposed Sub-advisory Agreement is expected to become effective immediately, and will remain in full force and effect, unless otherwise terminated, through November 30, 2013.  A form of the Proposed Sub-advisory Agreement between ING Investments and ING IM is included as Appendix A.

Who is the Portfolio’s current and proposed sub-adviser?

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser.  ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.  The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169.  As of March 31, 2012, ING IM managed approximately $62.6 billion in assets.

ING IM is an indirect, wholly-owned subsidiary of ING Groep (“ING Groep”) (NYSE:ING) and is an affiliate of ING Investments. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 85 million private, corporate and institutional clients in more than 40 countries.

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ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Portfolio, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

See Appendix B for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING IM.

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Who was the sub-adviser?

Neuberger served as sub-adviser to the Portfolio from its inception in March 2008 until the termination of its sub-advisory agreement effective February 20, 2012.  In May 2009, Neuberger changed its name from Lehman Brothers Asset Management LLC to Neuberger Berman Fixed Income LLC in connection with the sale of the sub-adviser together with the Neuberger Berman business and certain alternative asset management businesses of Lehman Brothers Holdings Inc.’s (“LBHI”) investment management division to a newly organized company called Neuberger Berman Group LLC (“NBG”).  NBG is 52% owned indirectly by a group consisting of portfolio managers, members of the senior management team and other senior professionals of NBG and 48% owned by LBHI and/or its affiliates.

Neuberger’s principal address is 190 South LaSalle Street, Suite 2400, Chicago, IL 60603.

How will the Proposal, if approved, affect the management of the Portfolio?

As discussed above, the day-to-day management of the Portfolio is currently provided by ING IM pursuant to the Interim Sub-Advisory Agreement.  If the Proposed Sub-Advisory Agreement is approved, ING IM would continue to serve as sub-adviser to the Portfolio and provide the day-to-day management of the Portfolio pursuant to the Proposed Sub-Advisory Agreement.  ING Investments would be responsible for monitoring the investment program and performance of ING IM with respect to the Portfolio.

The following individuals are jointly responsible for the day-to-day management of ING U.S. Bond Index Portfolio:

Bob Kase, CFA and Senior Portfolio Manager, joined ING IM in 2007. Prior to joining ING IM, Mr. Kase managed corporate, asset-backed securities, and commercial mortgage-backed securities for SunTrust Bank. Before that, he was a senior portfolio manager for American General, and before that was a senior portfolio manager at CL Capital Management.

Michael Mata, Portfolio Manager, joined ING IM in 2004, and is Head of Multi-Sector Fixed-Income Strategies for the ING IM fixed-income group, that includes its U.S. core, core plus, and global bond strategies.

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Prior to joining ING IM, Mr. Mata was employed by Putnam Investments, where he was the senior risk manager for fixed-income portfolios. His previous experience includes risk management for fixed-income derivative and bond arbitrage trading at Lehman Brothers.

Matthew Toms, CFA, Portfolio Manager, joined ING IM in September, 2009 as Senior Vice President and Head of Credit. In this role, Mr. Toms directly oversees the investment teams responsible for the corporate bond and high-yield strategies for ING’s General Account as well as third party clients, and ensures the coordination of credit strategies with the global emerging market team. Prior to joining ING IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles

Are there changes to the name of the Portfolio, its investment objective, and principal investment strategies?

No changes to the name, investment objective, or principal investment strategies of the Portfolio are anticipated in connection with Proposal One.

What are the terms of the Proposed Sub-advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix A.

Fees.  ING Investments, and not the Portfolio, bears the expenses of the services provided by ING IM.  The sub-advisory fee under the Proposed Sub-Advisory Agreement will be pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets):  0.1440% on the first $500 million of assets; 0.1350% on the next $500 million of assets; 0.1260% on the next $1 billion of assets; 0.1170% on the next $2 billion of assets; and 0.1080% on assets in excess of $4 billion.

The sub-advisory fee payable under the Proposed Sub-Advisory Agreement is higher than the fee payable under the Interim Sub-Advisory Agreement and the prior sub-advisory agreement with Neuberger; however, as noted above the additional expense will be

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borne by ING Investments and not the Portfolio.  Under the Interim Sub-Advisory Agreement, the sub-advisory fee is pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets): 0.080% on the first $50 million of assets; 0.0650% on the next $100 million of assets; 0.032% on the next $350 million of assets; 0.025% on the next $500 million of assets; 0.018% on the next $1 billion of assets; 0.016% on the next $500 million of assets; and 0.014% on assets in excess of $2.5 billion.

Sub-Advisory Services.  The Proposed Sub-Advisory Agreement obligates ING IM to provide a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Portfolio.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that ING IM is not subject to liability for any act or omission in the course of, or connected with, rendering services under the Proposed Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Proposed Sub-Advisory Agreement.  In contrast, the Interim Sub-Advisory Agreement provides that ING IM is not subject to liability for any act or omission in the course of, or connected with, rendering services under the Interim Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement.

Term and Continuance.  After an initial two-year term, the Proposed Sub-Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board, or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Directors who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

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Termination. The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of the Portfolio on sixty days’ written notice to ING Investments and ING IM, by ING Investments on sixty days’ written notice to ING IM and the Portfolio, or by ING IM on sixty day’s written notice unless the Portfolio or ING Investments requests additional time which will not exceed three months.

Who is the Portfolio’s investment adviser?

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has overall responsibility for the management of the Portfolios. ING Investments oversees all investment advisory and portfolio management services for the Portfolio.  ING Investments became an investment management firm in April 1995.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of March 31, 2012, ING Investments managed approximately $47.8 billion in assets.

See Appendix B for a listing of the names, addresses and principal executive officers of ING Investments.

What is the financial impact to ING Investments and its affiliates of appointing ING IM as sub-adviser?

ING Investments and ING IM are each wholly-owned subsidiaries of ING Groep. As such and as a result of ING IM’s replacement of Neuberger as the sub-adviser to the Portfolio, the investment management subsidiaries of ING Groep, as a group, will be able to retain the entire advisory fees paid to ING Investments by the Portfolio.

What are the terms of the Investment Management Agreement?

Fees.  No changes to the fee schedules for the Portfolio are anticipated in connection with Proposal One; however, in connection with its recommendation to appoint ING IM, ING Investments agreed to an amendment to the advisory agreement fee schedule which will result in an immediate savings to shareholders at current asset levels. The amendment is not contingent upon shareholder approval of the Proposed Sub-Advisory Agreement. The current advisory fee is pursuant to the following fee schedule (as a percentage of the Portfolio’s average daily net assets):  0.32% on the first $500 million of assets; 0.30% on the next $500 million of assets; 0.28% on the next $1 billion of assets; 0.26% on the next $2 billion of assets; and 0.24% thereafter.

Advisory Services.  The current advisory agreement obligates ING Investments to, in accordance with the Portfolio’s

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investment objective, policies, restrictions and the resolutions of the Board, act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio’s assets and provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Portfolio.

Appointment of Sub-Advisers.  The advisory agreement permits ING Investments to delegate certain management responsibilities, pursuant to the advisory agreement, to other investment advisers.  ING Investments, as the adviser, oversees the investment management services of the Portfolio’s sub-advisers.  From time to time, ING Investments may recommend the appointment of additional sub-advisers or replacement of sub-advisers to the Portfolio’s Board.

The Portfolio and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders.  The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio, the addition of a sub-adviser to the Portfolio, or any change in the terms of a contract with a non-affiliated sub-adviser.  In this event, the name of the Portfolio and its investment strategies may also change.

Limitation of Liability.  The advisory agreement provides that ING Investments is not subject to liability for any act or omission in the course of, or connected with, rendering services under the advisory agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the advisory agreement.

Term and Continuance.  After the initial two-year term which ended in December of 2010, the advisory agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board, or (2) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class; provided that, in either

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event, the continuance is also approved by at least a majority of those Directors who are neither parties to the advisory agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. The advisory agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of the Portfolio on sixty days’ written notice to ING Investments, or by ING Investments on sixty days’ written notice to the Portfolio.

Who are the other service providers to the Portfolio?

ING Funds Services, LLC (“ING Funds Services”), an affiliate of the Adviser, serves as the administrator to the Portfolio.  ING Funds Services was paid $3,909,173 for the fiscal year ended December 31, 2011.  ING Investments Distributor, LLC (“ING Investments Distributor”), an indirect, wholly-owned subsidiary of ING Groep, serves as the principal underwriter to the Portfolio.  ING Investments Distributor was paid $662,699 for the fiscal year ended December 31, 2011

ING Funds Services and ING Investments Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  The Portfolio anticipates that such services will continue to be provided following the approval of the Proposed Sub-Advisory Agreement.

During the fiscal year ended December 31, 2011, the Portfolio did not pay any commissions to affiliated broker-dealers.

What is the recommendation of the Board?

Based upon its review and after consideration of such factors and information it considered relevant, the Board, including all of the Independent Directors unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Portfolio’s shareholders vote “FOR” Proposal One to appoint ING IM as sub-adviser to the Portfolio and implement the Proposed Sub-Advisory Agreement, as discussed in this Proxy Statement.

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What factors were considered by the Board?

At a meeting of the Board held on December 15, 2011, the Board acted upon a proposal from Management to replace Neuberger with a new sub-adviser for the Portfolio.  Acting upon the affirmative recommendation of the Contracts Committee, the Board approved the Proposed Sub-Advisory Agreement between the Adviser and ING IM to be effective upon shareholder approval of the Proposed Sub-Advisory Agreement.  The terms of the Proposed Sub-Advisory Agreement are materially the same as the terms of the existing Sub-Advisory Agreement with Neuberger, except as discussed below with respect to fees payable to ING IM under the Proposed Sub-Advisory Agreement.

ING IM, which is an affiliate of the Adviser, currently serves as the sub-adviser for numerous other Funds.  Accordingly, in considering the proposal to approve the Proposed Sub-Advisory Agreement, the Board considered the same information provided by the Adviser and ING IM as part of the annual contract review process for such other Funds.  Such information included, among other things, the following: (1) comparative performance data for the Portfolio for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and ING IM for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolio; (3) comparative data regarding the total expenses of the Portfolio; (4) a copy of the form of Proposed Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and ING IM, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and ING IM; (7) profitability analyses for the Adviser and ING IM with respect to the Portfolio, and all funds as a group; (8) descriptions of the qualifications of the investment personnel proposed to be responsible for managing the Portfolio, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services to be provided to the Portfolio, including the investment strategies and techniques to be used by ING IM in managing the Portfolio; (10) information relating to projected sales and redemptions of Portfolio shares; (11) descriptions of the business continuity and disaster recovery plans of ING IM; (12) descriptions of various compliance programs of the Adviser and ING IM; and (13) other information relevant to an evaluation of the nature, extent and quality of the services to be provided by ING IM to the Portfolio in

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response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.  The Board also considered the Adviser’s recommendation that the Proposed Sub-Advisory Agreement be approved and the basis provided by the Adviser for such recommendation.  The Contracts Committee also considered information that had been provided by the Adviser and ING IM throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel throughout the process.  The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Proposed Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Independent Director may have afforded different weight to the various factors in reaching conclusions with respect to the Proposed Sub-Advisory Agreement

The Board also considered information received from ING IM relating specifically to its ability to manage fixed-income “index funds” such as the Portfolio, including its prior experience managing another investment product with the same investment objective as the Portfolio using the same investment process proposed to be used in managing the Portfolio.  The Board also considered the potential benefits of having the Portfolio sub-advised by an affiliate of the Adviser, which may result in greater access to and more effective oversight of the day-to-day portfolio management activities with respect to the Portfolio.  The Board also considered the representations provided by the Adviser and ING IM that the transition of sub-advisory services from Neuberger to ING IM will not cause the Portfolio to incur additional transaction costs.

In evaluating the reasonableness of the fees payable by the Adviser to ING IM for sub-advisory services under the Proposed Sub-Advisory Agreement, the Board considered the fees to be received by the Adviser and ING IM in the aggregate under the Advisory Agreement and the Proposed Sub-Advisory Agreement, consistent with the Board’s evaluation of the fees payable for other Funds sub-advised by an affiliate of the Adviser.  The Board noted

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that, although the fees payable by the Adviser to ING IM are higher than the fees payable by the Adviser to Neuberger under the existing Sub-Advisory Agreement, the higher fees will be borne by the Adviser and will not result in an increase in the total expenses of the Portfolio.  Moreover, the Board noted that, effective upon the transition of services to ING IM, the Adviser has agreed to: (1) amend the breakpoint schedule of the Advisory Agreement for the Portfolio, which will result in a reduction in the aggregate fees payable by the Portfolio at current asset levels and as assets of the Portfolio grow, and (2) extend the existing expense limitation agreement for the Portfolio for an additional two-year period.  The Board also considered information provided by the Adviser and ING IM regarding the projected revenues, expenses and profits to be realized by the Adviser and ING IM attributable to managing the Portfolio.

Based upon the foregoing and other considerations, the Board concluded that: (1) the nature, extent and quality of advisory and related services to be provided by ING IM for the Portfolio, taken as a whole, will be appropriate and consistent with the terms of the Proposed Sub-Advisory Agreement, (2) the fees payable under the Proposed Sub-Advisory Agreement are reasonable and (3) in light of the nature, extent and quality of the services to be provided, the profits to be realized by the Adviser and ING IM with respect to providing advisory and sub-advisory services for the Portfolio will be reasonable.  Accordingly, the Board, including all of the Independent Directors, approved the Proposed Sub-Advisory Agreement.

What is the required vote?

Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to become effective.  Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Portfolio present at the Special Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

What happens if shareholders do not approve the Proposal?

If the shareholders do not approve the Proposed Sub-Advisory Agreement with ING IM, ING IM would not be able to serve the Portfolio as a sub-adviser under the Proposed Sub-Advisory

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Agreement.  In this event, the Board will consider other appropriate action, which may include, among other things, appointment of a different sub-adviser, or direct management by ING Investments.

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Portfolio’s shareholders.

How is my proxy being solicited?

Solicitation of voting instructions is being made primarily in the mailing of the Notice of Special Meeting, this Proxy Statement, and the Proxy Ballot of Voting Instruction Card on or about May 25, 2012.  In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

What happens to my proxy once I submit it?

The Board has named Theresa K. Kelety, Secretary, Huey P. Falgout, Jr., Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.  Please complete and execute your Proxy Ballot or Voting Instruction Card.  If you follow the voting instructions, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot Voting Instruction Card but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Portfolio a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

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What are the voting rights and quorum requirements?

Each shareholder of the Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  A majority of the shares entitled to votes shall constitute a quorum.  Shares have no preemptive or subscription rights.

Only shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and give voting instructions for the Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Proxy Ballot or Voting Instruction Card must be received no later than 5:00 p.m. on July 9, 2012.  As of the Record Date, the following shares of beneficial interest of the Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
ADV	8,628.853
I	775,151.644
S	24,496,005.828
S2	339,264,889.359
Total	364,544,675.684

If there are insufficient votes to approve the proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournments in their discretion.

The Separate Accounts of the participating insurance companies and Qualified Plans are the record owners of the shares of the Portfolio.  The Qualified Plans and participating insurance companies will vote a Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.  A Portfolio does not impose any requirement that a minimum percentage of voting instructions be received, before

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counting the participating insurance companies and Qualified Plans as the Portfolio’s shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote.  Because a significant percentage of the Portfolio’s shares are held by participating insurance companies, which use proportional voting, the presence of such participating insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

To the knowledge of ING Investments, as of April 11, 2012, no current Director owns 1% or more of the outstanding shares of the Portfolio, and the officers and Directors own, as a group, less than 1% of the shares of the Portfolio.

Appendix C hereto lists the persons that, as of April 11, 2012 owned beneficially or of record 5% or more of the outstanding shares of the Portfolio.

Can shareholders submit proposals for consideration in a Proxy Statement?

The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

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What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding”?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Proxy Solicitation?

The Portfolio will not pay any expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders.  ING Investments (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

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In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed Proxy Ballot or Voting Instruction Card is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the internet.  Please follow the voting instructions as outlined on your Proxy Ballot or Voting Instruction Card.

Theresa K. Kelety
Secretary

May 25, 2012
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

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APPENDIX A:  PROPOSED SUB-ADVISORY AGREEMENT

This AGREEMENT made this 1st day of March, 2002 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Co. LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Variable Portfolios, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated the date hereof (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to certain of the Fund’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1. Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Fund set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2. Sub-Adviser Duties. Subject to the supervision of the Fund’s Board of Directors/Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Directors/Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i) The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii) The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii) In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Directors/Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v) The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(vii) The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Sub-Adviser for its approval and the Sub-Adviser has not commented within 10 days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material.

(b) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(c) The Sub-Adviser will provide reports to the Fund’s Board of Directors/Trustees for consideration at meetings of the Board on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Fund’s Board of Directors/Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d) With respect to any investments, including, but not limited, to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund’s Board of Directors/Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Directors/Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration

Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.

6. Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7. Compliance.

(a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Directors/Trustees may adopt, including any written compliance procedures.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

9. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

10.  Non-Exclusivity.  The services of the Sub-Adviser to the Series and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

11. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Fund that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14. Indemnification.

(a)  The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 12 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager

Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c) The Manager shall not be liable under Paragraph (a) of this Section 13 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d) The Sub-Adviser shall not be liable under Paragraph (b) of this Section 13 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15. Duration and Termination.

(a) Duration and Termination.  With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series, this Agreement shall continue in full force and effect through December 31, 2013.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Fund, or (ii) by the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Directors/Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub- Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 8, 9, 11, 12, 13 and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b) Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Variable Portfolios, Inc.

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258

Attention: Huey P. Falgout, Jr.

If to the Sub-Adviser:

ING Investment Management Co. LLC

One Orange Way, C1-N

Hartford, CT 06095

Attention: Christopher Kurtz

16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors/Trustees and the Sub-Adviser.

17. Miscellaneous.

(a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g) This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING Investments, LLC

By:

Todd Modic
Senior Vice President

ING Investment Management CO. LLC
By:

Name:

Title:

APPENDIX B:  PRINCIPAL EXECUTIVE OFFICERS

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews — President and Chief Executive Officer

Michael J. Roland — Executive Vice President and Chief Compliance Officer

Stanley D. Vyner — Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson — Senior Vice President and Assistant Secretary

Lydia L. Homer — Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic — Senior Vice President

Huey P. Falgout, Jr. - Secretary

Principal Executive Officers of ING Investment Management Co. LLC

230 Park Avenue

New York, New York 10169

Name and Title

Jeffrey T. Becker — Chief Executive Officer

Michael J. Gioffre — Chief Compliance Officer

Mark D. Weber — Executive Vice President

Shaun P. Mathews — Executive Vice President

Christine Hurtsellers — Executive Vice President and Chief Investment Officer, Fixed Income and Proprietary Investments

Paul Zemsky — Executive Vice President

Daniel L. Wilcox — Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins — General Counsel

B-1

APPENDIX C:  BENEFICIAL OWNERSHIP

The following table provides information about the persons or entities who, to the knowledge of the Portfolio, owned beneficially or of record 5% or more of any class of the Portfolio’s outstanding shares as of April 11, 2012.

Name and Address of Shareholder	Percent of Class and Type of Ownership	% of Portfolio
Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset, NJ 08873-4162	6.43% Class ADV; Beneficial	0.0%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	71.2% Class ADV; Beneficial	0.3%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	22.4% Class ADV; 100% Class S2; Beneficial	0.1%

ING Retirement Conservative Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258-2034	7.7% Class I; Beneficial	7.1%

ING Retirement Moderate Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258-2034	18.4% Class I; Beneficial	17.2%

ING Retirement Moderate Growth Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258-2034	29.2% Class I; Beneficial	27.1%

ING Retirement Growth Portfolio Attn Carneen Stokes 7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ 85258-2034	30.2% Class I; Beneficial	28.1%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	92.1% Class S; Beneficial	6.2%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

C-1

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ING U.S. BOND INDEX PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on July 10, 2012, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.

 If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on July 10, 2012.

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.               To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser, and ING Investment Management Co. LLC.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO SUBMIT YOUR VOTING INSTRUCTION CARD

BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions.

BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instructions Card, sign and date the Voting Instructions Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instructions Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 10, 2012

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS.  If you fail to return this Voting Instructions Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instructions Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name. Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instructions Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instructions Card. THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy materials for the Meeting to Be Held on July 10, 2012.

The Proxy Statement for the Special Meeting and the Notice of Special Meeting are available at WWW.PROXYVOTE.COM/ING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.               To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser, and ING Investment Management Co. LLC.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE